UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) December 14, 2005
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                        Comdisco Holding Company, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                 000-499-68                             54-2066534
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           (Commission File Number)           (IRS Employer Identification No.)


5600 NORTH RIVER ROAD, SUITE 800  ROSEMONT, ILLINOIS                60018
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     (Address of Principal Executive Offices)                     (Zip Code)

                                (847) 698-3000
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition.

         On December 14, 2005, Comdisco Holding Company, Inc. (the "Company") issued a press release reporting financial results for its fiscal fourth quarter ended September 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01         Other Events.

         On December 14, 2005, the Company issued a press release, attached hereto as Exhibit 99.1, announcing that its Board of Directors (the "Board") has declared a cash dividend of $5.00 per share on the outstanding shares of its common stock, payable on January 6, 2006 to common stockholders of record on December 27, 2005. The Company also announced that the Board has authorized a cash payment of $.0365 per right on its contingent distribution rights ("CDRs"), payable on January 6, 2006 to CDR holders of record on December 27, 2004. Portions of Exhibit 99.1 relating to the dividend and CDR payments are hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
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     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  December 14, 2005


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMDISCO HOLDING
                                           COMPANY, INC.


Dated: December 14, 2005                   By:  /s/ Lloyd J. Cochran
                                                ---------------------
                                           Name:  Lloyd J. Cochran
                                           Title: Authorized Representative



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                                 EXHIBIT INDEX

Exhibit No.       Description
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     99.1         Press Release of Comdisco Holding Company, Inc., dated
                  December 14, 2005